SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	April 10, 2003

MATRIX SERVICE COMPANY

(Exact name of registrant as specified in its charter)

Delaware	0-18716	73-1352174
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10701 East Ute Street, Tulsa, Oklahoma	74116-1517
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code        (918) 838-8822

Item 7.  Financial statements, Pro forma Financial Information and Exhibits.

Exhibit 99.1    Press release announcing Investor teleconference.

Exhibit 99.2    Earnings release issued April 10, 2003

Item 12.  Results of Operations and Financial Condition.

On April 10, 2003, Matrix Service Company issued an earnings release for its third fiscal quarter ended February 28, 2003 and held an investor teleconference in accordance with a previous announcement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRIX SERVICE COMPANY

Dated: April 10, 2003	By:	/s/ Michael J. Hall
Michael J. Hall
Vice President—Finance and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.

Exhibit 99.1    Press release announcing Investor teleconference.

Exhibit 99.2    Earnings release issued April 10, 2003